                                                                    EXHIBIT 10.4

                         INFONET SERVICES CORPORATION

                             DEFERRED INCOME PLAN

               (Amended and Restated Effective January 1, 2000)

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
ARTICLE I
     Purpose and Background.............................................   1
     1.1   Purpose......................................................   1
     1.2   Effective Date...............................................   1
     1.3   Definitions..................................................   1
ARTICLE II
     Eligibility and Participation......................................   1
     2.1   Commencement of Participation................................   1
     2.2   Cessation of Participation...................................   2
ARTICLE III
     Deferral of Qualified Compensation.................................   2
     3.1   Election to Participate......................................   2
     3.2   Change of Election...........................................   2
     3.3   Participants in Other Supplemental Plans.....................   3
ARTICLE IV
     Participants' Accounts and Allocations.............................   4
     4.1   Accounts.....................................................   4
     4.2   Crediting of Deferrals.......................................   4
     4.3   Earnings and Losses..........................................   4
     4.4   Immediate Vesting............................................   5
ARTICLE V
     Distribution of Participants' Accounts.............................   5
     5.1   Distribution of Accounts.....................................   5
     5.2   Election to Defer Distributions..............................   5
     5.3   Involuntary Separation from Service..........................   5
     5.4   Death........................................................   6
     5.5   Hardship Withdrawals.........................................   6
     5.6   Change of Control............................................   7
     5.7   Plan Administrator Discretion................................   7
     5.8   Valuation of Accounts........................................   7
ARTICLE VI
     Administration.....................................................   8
     6.1   Appointment of Committee.....................................   8
     6.2   Delegation of Powers; Reliance on Third Parties..............   8

     6.3   Indemnification..............................................   9
ARTICLE VII
     Right to Amend, Modify, Suspend or Terminate the IDIP..............   9
     7.1   Amendment or Termination.....................................   9
     7.2   Change of Control Provisions.................................   9
ARTICLE VIII
     Claims Procedure...................................................  10
     8.1   Filing of Claim..............................................  10
     8.2   Initial Decision.............................................  10
     8.3   Opportunity for Review of Claim..............................  10
     8.4   Timing of Request for Review.................................  11
     8.5   Decision on Review...........................................  11
     8.6   Authority of Claims Official.................................  11
     8.7   Authority of Plan Administrator..............................  12
     8.8   Arbitration..................................................  12
ARTICLE IX
     Miscellaneous Provisions...........................................  12
     9.1   No Assignment of Benefits....................................  12
     9.2   Releases.....................................................  13
     9.3   No Waiver....................................................  13
     9.4   No Contract..................................................  13
     9.5   Nature of IDIP Benefits......................................  14
     9.6   Governing Law................................................  15
     9.7   Pronouns and Plurality.......................................  15
     9.8   Titles.......................................................  15
     9.9   References...................................................  15
     9.10  Severable Provisions.........................................  15
     9.11  Inability to Ascertain Amount of Payment or to Locate Payee..  15
     9.12  Minors and Incompetents......................................  16
     9.13  Payment Not Salary...........................................  16
     9.14  Withholding..................................................  16
     9.15  Successors of the Employers..................................  17
ARTICLE X
     Definitions........................................................  17

                         INFONET SERVICES CORPORATION
                             DEFERRED INCOME PLAN
               (Amended and Restated Effective January 1, 2000)

                                   ARTICLE I
                            Purpose and Background
                            ----------------------

          1.1  Purpose.  The purpose of the Infonet Deferred Income Plan (the
               -------
"IDIP") is to permit designated Employees of the Employer to defer the receipt of Qualified Compensation on an elective basis.

          1.2  Effective Date.  The IDIP was originally effective as of January
               --------------
27, 1993 and was subsequently amended and restated as of January 1, 1996 and as of December 1, 1998. This Amendment and Restatement of the IDIP shall be effective January 1, 2000.

          1.3  Definitions.  The capitalized terms used herein shall have the
               -----------
meanings set forth in Article X hereof, unless a different meaning is plainly required by context.

                                  ARTICLE II

                         Eligibility and Participation
                         -----------------------------

          2.1  Commencement of Participation.  An Eligible Employee may become a
               -----------------------------
Participant in the IDIP on or after the latest of the Effective Date or the date he becomes an Eligible Employee by executing and returning to the Plan Administrator a Participation Form, provided that at the time such person elects to participate in the IDIP, he is a participant in the Infonet 401(k) Plan and the Infonet Pension Plan or, in the case of an employee of an Affiliate,

                                      (i)

                                                                            Page
                                                                            ----

such other profit sharing, pension or retirement plans as are designated by the Plan Administrator in the Participation Form.

          2.2  Cessation of Participation.  A person shall cease to be a
               --------------------------
Participant in the IDIP upon the distribution of the Participant's Account under the IDIP. A Participant who ceases to be a participant in the Infonet 401(k) Plan or the Infonet Pension Plan, or in the case of an employee of an Affiliate, such other profit sharing, pension or retirement plans as are designated by the Plan Administrator in the Participation Form, shall cease deferrals under the IDIP as of the last day of the Plan Year in which the Participant ceases to participate in such other plan or plans.

                                  ARTICLE III

                      Deferral of Qualified Compensation
                      ----------------------------------

          3.1  Election to Participate.  Each Eligible Employee may elect,
               -----------------------
within 30 days after he first becomes an Eligible Employee, to defer for such Plan Year such amount of his Qualified Compensation earned during such Plan Year as an Eligible Employee, as is elected by the Participant on his or her Participation Form, by executing and returning to the Plan Administrator such Participation Form. An Eligible Employee who does not elect to participate when first eligible may elect to participate prior to the beginning of any subsequent Plan Year, effective for the following Plan Year, by executing and returning to the Plan Administrator a Participation Form.

          3.2  Change of Election.  A deferral election shall remain in effect
               ------------------
until the earliest of (a) the beginning of the first Plan Year occurring after such Participant executes a new Participation Form, (b) the date as of which the Participant ceases to be an Eligible Employee, or

                                     (ii)

                                                                            Page
                                                                            ----

(c) the date the Participant's election is otherwise discontinued under this
Section 3.2. A Participant may change or cease his deferral election prior to the beginning of any Plan Year, effective for the following Plan Year, by executing and returning to the Plan Administrator a new Participation Form. A Participant may discontinue an election to defer Qualified Compensation with respect to any Plan Year on or after the first day of such Plan Year, only with the Plan Administrator's written approval in connection with the Plan Administrator's approval of a Hardship distribution to the Participant pursuant to Section 5.5 hereof.

          3.3  Participants in Other Supplemental Plans.  (a)  A Participant who
               ----------------------------------------
is a participant in any supplemental defined benefit plan of an Employer may elect, by executing and returning the Plan Administrator a Participation Form, which shall be delivered to the Plan Administrator not later than one calendar year preceding the date upon which distribution of amounts under the terms of the applicable plan would have otherwise been made, that if the Participant becomes entitled to payments or benefits, the Participant will have the actuarial equivalent of his supplemental defined benefits converted to a lump sum and credited to his Account hereunder. No such election shall become effective if the Participant's Separation from Service occurs within one year of such election.

          (b) The amounts converted pursuant to this Section 3.3 shall be credited to the Participant's Account and shall be subject to all provisions of the IDIP.

          (c) Any election to convert the receipt of supplemental benefit amounts hereunder may be amended not later than one calendar year preceding the date distribution of amounts under the terms of the applicable plan would otherwise have been made by executing and returning to the Plan Administrator a new Participation Form.

                                     (iii)

                                                                            Page
                                                                            ----

                                  ARTICLE IV

                    Participants' Accounts and Allocations
                    --------------------------------------

          4.1  Accounts.  The Plan Administrator shall establish and maintain
               --------
for each Participant an Account to which shall be credited the amounts set forth below and from which shall be debited any payments made to the Participant or his Beneficiaries under the IDIP.

          4.2  Crediting of Deferrals.  At such time as a Participant would
               ----------------------
otherwise be paid (a) items of Qualified Compensation or (b) amounts under any supplemental defined benefit plan referred to in Section 3.3 hereof, which the Participant has elected to defer under Article III hereof, the amount of such deferred Qualified Compensation or amount deferred under Section 3.3 hereof shall be credited to the Participant's Account.

          4.3  Earnings and Losses.  Earnings or losses shall be credited to or
               -------------------
debited from the Participants' Accounts based on the balances of said Accounts pursuant to such methods as the Plan Administrator shall adopt. Such earnings or losses shall be allocated at least annually and on such valuation dates as the Plan Administrator shall determine. The Plan Administrator shall determine the rate of earnings which shall be credited to the Participants' Accounts, which rate may be fixed or variable and which may be based upon any index or benchmark selected by the Plan Administrator or upon the actual earnings or losses on any real or phantom investment made by Infonet as may be directed by the Plan Administrator or by the Participants. To the extent that the Participants may be permitted to direct any real or phantom investment of amounts held in their Accounts, any losses incurred as a result of any such direction shall be charged to the Accounts of the directing Participants, and the Employer, the IDIP and the other

                                     (iv)

                                                                            Page
                                                                            ----

Participants and their Accounts shall not be charged with, and shall have no responsibility for, any such losses.

          4.4  Immediate Vesting.  Each Participant's interest in his Account
               -----------------
shall at all times be fully vested.

                                   ARTICLE V

                    Distribution of Participants' Accounts
                    --------------------------------------

          5.1  Distribution of Accounts.  Except with respect to distributions
               ------------------------
required to be made pursuant to Section 8.8 hereof, each Participant's Account shall be distributed to him (a) if the Plan Administrator permits Participants to designate distribution dates, within 30 days after each distribution date specified in his Participation Form in the manner specified in such Participation Form or (b) if Participants are not permitted to or do not designate distribution dates, within 30 days after the end of the calendar quarter in which his Separation from Service occurs.

          5.2  Election to Defer Distributions.  Notwithstanding Section 5.1
               -------------------------------
hereof, a Participant who is entitled to receive a distribution only upon his Separation from Service may make an election, by executing and delivering to the Plan Administrator, a new Participation Form at least one year prior to the date of his Separation from Service, to defer the receipt of all or a portion of the amount credited to his Account for such period of time as is indicated on such Participation Form and is acceptable to the Plan Administrator, in its sole discretion. No such election shall be given effect if the Participant's Separation from Service occurs within one year of the date of such election.

                                      (v)

                                                                            Page
                                                                            ----

          5.3  Involuntary Separation from Service.  Notwithstanding the
               -----------------------------------
foregoing, a Participant who incurs an involuntary Separation from Service shall receive a distribution of his Account in a lump sum on the earlier of (a) the date on which the Participant begins receiving retirement benefits under the Infonet Pension Plan or (b) the date which is five years from the date on which his Separation from Service occurs; provided, however, that the Participant may elect to receive his distribution at an earlier date and/or in a form other than a lump sum. However, all such elections will be subject to the approval of the Plan Administrator, in its sole discretion, and no distributions shall be made pursuant to such election until at least one full year has elapsed since the date of the election.

          5.4  Death.  Upon the death of a Participant, the amount credited to
               -----
his Account shall be paid in one lump sum to such Participant's Beneficiary. Such payment shall be made not later than 30 days after the calendar quarter in which the Participant's death occurs.

          5.5  Hardship Withdrawals.  A Participant may make a withdrawal from
               --------------------
his Account on account of his Hardship, subject to the following requirements:

          (a) the Participant's Hardship withdrawal shall not exceed the amount which is necessary to satisfy the Hardship,

          (b) a hardship withdrawal may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under IDIP,

                                     (vi)

                                                                            Page
                                                                            ----
          (c) the denial of the Participant's Hardship withdrawal request would result in severe financial hardship to the Participant, and

          (d) the Participant has not received a Hardship withdrawal within the 12 month period preceding the withdrawal.

          5.6  Change of Control.  Notwithstanding the terms of a Participant's
               -----------------
Participation Form or any election to defer under the IDIP, upon the occurrence of a Change in Control, each Participant's Account shall be distributed to him in a lump sum, as soon as practicable after such Change in Control; provided, however that a Participant may make an irrevocable and unamendable election, by executing and delivering to the Plan Administrator a new Participation Form, at least one year prior to the date on which the Change in Control occurs to defer the receipt of the amount credited to his Account until such amount is otherwise distributable pursuant to the terms of the IDIP; and provided, further, that the Plan Administrator may, in its sole discretion, upon written notice to the Participant, within one year before, or 60 days after, such Change of Control, defer distributions to a Participant who has not incurred a Separation from Service until such amount is otherwise distributable to such Participant pursuant to the terms of the IDIP.

          5.7  Plan Administrator Discretion.  Notwithstanding the terms of a
               -----------------------------
Participant's Participation Form or any election to defer under the IDIP, the Plan Administrator may, in its sole discretion, distribute a Participant's Account or any portion thereof at any time and in any manner.

                                     (vii)

                                                                            Page
                                                                            ----

          5.8  Valuation of Accounts.  Any Account, or portion thereof,
               ---------------------
distributed under the IDIP shall be valued as closely as possible to the date of distribution, but in no event earlier than seven business days prior to the date of distribution.

                                  ARTICLE VI

                                Administration
                                --------------

          6.1  Appointment of Committee.  The Board of Directors shall appoint a
               ------------------------
committee to act as the Plan Administrator. The committee shall consist of at least three, and not more than five, Infonet employees or executives. The Plan Administrator shall be solely responsible for the operation and administration of the IDIP and shall have the power in its sole discretion to interpret the IDIP and all documents relating thereto and to make such determinations as may be required or appropriate. Any determination of the Plan Administrator under the IDIP shall be made in a non-discriminatory manner by a majority of all the members of the committee. Each determination by the Plan Administrator as to any matter respecting the operation and administration of the IDIP and the other provisions of the IDIP shall be conclusive and binding on all persons, including Participants and their Beneficiaries.

          6.2  Delegation of Powers; Reliance on Third Parties.  The Plan
               -----------------------------------------------
Administrator may delegate its powers as appropriate and may engage counsel and such clerical, financial, investment, accounting, and other specialized services as it may deem necessary or desirable for the operation and administration of the IDIP. The Plan Administrator shall be entitled to rely upon any opinions, reports or other advice furnished by counsel or other specialists engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or mission taken or made in good faith.

                                    (viii)

                                                                            Page
                                                                            ----

          6.3  Indemnification.  The Employer shall defend, indemnify and hold
               ---------------
harmless the Plan Administrator, and each member thereof, and any other person or committee to whom such members have delegated any of their responsibilities hereunder, acting as such and not as Participants hereunder, from and against any and all claims, losses, damages, expenses (including reasonable attorneys' fees and expenses) and liabilities (collectively, "Liability") arising from any action, failure to act, or other conduct in their official capacity under the IDIP, except with respect to any Liability which results from an individual's own gross negligence or willful misconduct.

                                  ARTICLE VII

             Right to Amend, Modify, Suspend or Terminate the IDIP
             -----------------------------------------------------

          7.1  Amendment or Termination.  By action of the Board of Directors,
               ------------------------
Infonet may amend, modify, suspend or terminate the IDIP or Participants' Participation Forms without further liability to any Participant, Employee, former Employee or any other person. Notwithstanding the preceding sentence, the IDIP and Participants' Participation Forms may not be amended, modified, suspended or terminated so as to reduce the value of the Participants' Accounts. By action of the Plan Administrator, Infonet may amend the IDIP or Participants' Participation Forms, provided that no such amendment shall (a) reduce the value of the Participants' Accounts, (b) modify the Plan Administrator's duties or responsibilities under the IDIP or (c) materially increase the costs or expenses of the Employer under the IDIP. Upon termination of the IDIP, the Plan Administrator in its sole discretion may pay the Participants the amounts credited to their Accounts, within 30 days after the termination of the IDIP, or may cause the amounts credited to Participants' Accounts to remain credited to such Accounts and be distributed as provided in Article V hereof.

                                     (ix)

                                                                            Page
                                                                            ----

          7.2  Change of Control Provisions.  During the three year period
               ----------------------------
immediately following any Change in Control (i) the Board of Directors may not amend, modify, suspend or terminate the IDIP or, except as provided in Section
5.6 hereof, a Participant's Participation Form in any respect with respect to any person who was a Participant in the IDIP on the date of the Change in Control without the express prior written consent of such Participant and (ii) the Plan Administrator may not change the methods and benchmarks used to credit earnings to any Participant's Account from those methods and benchmarks which were in effect immediately prior to the Change in Control without the express prior written consent of such Participant.

                                 ARTICLE VIII

                               Claims Procedure
                               ----------------

          8.1  Filing of Claim.  Any claim for benefits under the IDIP shall be
               ---------------
filed in writing with the Plan Administrator or any person or committee designated by the Plan Administrator as the IDIP's claims official (the "Claims Official").

          8.2  Initial Decision.  If the Claims Official wholly or partially
               ----------------
denies the claim, he shall, within a reasonable period of time after receipt of the claim provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant: (a) the specific reason or reasons for such denial, (b) specific reference to the pertinent IDIP provisions on which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary and (d) an explanation of the IDIP's claims review procedure.

                                      (x)

                                                                            Page
                                                                            ----

          8.3  Opportunity for Review of Claim.  The Claims Official shall
               -------------------------------
provide each claimant with a reasonable opportunity to appeal a denial of a claim and an opportunity for a full and fair review of such denial. The claimant or his duly authorized representative: (i) may request a review upon written application to the Claims Official, (ii) may review pertinent documents and (iii) may submit issues and comments to the Claims Official in writing.

          8.4  Timing of Request for Review.  The Claims Official may establish
               ----------------------------
such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than 60 days after receipt by the claimant of written notice of denial of his claim.

          8.5  Decision on Review.  The decision by the Claims Official upon his
               ------------------
review of a claim shall be made not later than 60 days after receipt by the Claims Official of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of such request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent IDIP provisions on which the decision is based.

          8.6  Authority of Claims Official.  The Claims Official shall have the
               ----------------------------
full power and authority to decide any questions and settle all controversies that may arise in connection with the IDIP. The Claims Official's interpretations and construction thereof, and actions hereunder, made in the sole discretion of the Claims Official, including any valuation of a Participant's Account, any determination under this Article VIII or the amount of the payment

                                     (xi)

                                                                            Page
                                                                            ----

to be made hereunder, shall be final, binding and conclusive on all persons for all persons. No Claims Official shall be liable to any person for any action taken or omitted in connection with the interpretation of the IDIP or deciding claims hereunder.

          8.7  Authority of Plan Administrator.  The Plan Administrator shall
               -------------------------------
determine, subject to the provisions of the IDIP: (i) the Eligible Employees who shall participate in the IDIP from time to time; and (ii) when an Eligible Employee shall cease to be eligible.

          8.8  Arbitration.  If a Participant elects, any dispute under the IDIP
               -----------
between the Participant and the Participant's Employer shall be submitted to private and confidential arbitration by a single neutral arbitrator. Subject to the terms of this Section 8.8, the arbitration proceedings shall be held in Los Angeles, California and shall be governed by the Commercial Arbitration Rules of the American Arbitration Association and the arbitrator shall be selected by the Participant and the Participant's Employer, or, if the Participant and the Employer cannot agree upon an arbitrator, by the American Arbitration Association pursuant to its Rules. The decision of the arbitrator shall be final and binding on the Participant and the Participant's Employer, and judgment thereon may be entered in any court having jurisdiction. All of the Participant's and the Participant's Employer's costs of any arbitration proceeding or litigation to enforce the terms of the IDIP, including attorneys' fees and costs, shall be paid by the Participant's Employer; provided, however,
                                                             --------  -------
if the arbitrator determines that a Participant's claim or defense is frivolous or without merit, such Participant shall pay his own costs.

                                  ARTICLE IX

                           Miscellaneous Provisions
                           ------------------------

                                     (xii)

                                                                            Page
                                                                            ----

          9.1  No Assignment of Benefits.  No benefit payable under, or interest
               -------------------------
in, the IDIP shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, garnishment, or charge, and any attempt to do so shall be void. Any such benefit or interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any Participant or his Beneficiaries. If the Plan Administrator finds that any Participant or Beneficiary has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit payable under, or interest in, the IDIP, the Plan Administrator shall hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant or Beneficiary.

          9.2  Releases.  In connection with any benefit or benefit payment
               --------
under the IDIP, or the designation of any Beneficiary or any election or other action taken or to be taken under the IDIP by any Participant or any other person, the Plan Administrator or its delegate, may require such consents or releases as the Plan Administrator or its delegate determines to be appropriate, and further may require any such designation election or other action to be in writing and in form satisfactory to the Plan Administrator or its delegate.

          9.3  No Waiver.  The failure of an Employer, the Plan Administrator or
               ---------
any other person acting on behalf thereof to demand that a Participant or other person claiming rights with respect to a Participant perform any act which such Participant or person is or may be required to perform hereunder shall not constitute a waiver of such requirement or a waiver of the right to require such act. The exercise of or failure to exercise any discretion reserved to an Employer, the Plan Administrator or its delegate, to grant or deny any benefit to any Participant or other person under the IDIP shall in no way require the Employer, the Plan Administrator or

                                    (xiii)

                                                                            Page
                                                                            ----


its delegate to similarly exercise or fail to exercise such discretion with respect to any other Participant or person.

          9.4  No Contract.  The IDIP is strictly a voluntary undertaking on the
               -----------
part of the Employers and shall not be deemed to constitute a contract or part of a contract between an Employer and any Employee or other person, nor shall it be deemed to give any Employee the right to be retained for any specified period of time in the employ of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, nor shall the IDIP interfere with the right of an Employer to establish the terms and conditions of employment of any Employee.

          9.5  Nature of IDIP Benefits.  The IDIP shall not be "funded" for tax
               -----------------------
purposes or within the meaning of ERISA. It is intended that the IDIP shall not be a "pension plan" for purposes of ERISA and, therefore, that the IDIP shall not be subject to any of the provisions of ERISA. All payments hereunder to Participants or their Beneficiaries shall be paid from the general assets of the Employers. The Employers shall not, by virtue of any provisions of the IDIP or by any action of any person, be deemed to be trustees or other fiduciaries of any property for any Participant or his Beneficiaries, and the liabilities of an Employer to any Participant or his Beneficiaries pursuant to the IDIP shall be those of a debtor pursuant only to such contractual obligations as are created by the IDIP; no such obligation of an Employer shall be deemed to be secured by any pledge or other encumbrance on any property of the Employer. Benefits under the IDIP shall be payable from the general assets of the Employer or pursuant to such other means as the Employer deems appropriate and no Participant or other person shall be entitled to look to any source for payment of such benefits other than the general assets of the Employer. No Participant shall have any interest in any fund used for measuring the rate of Earnings, and

                                     (xiv)

                                                                            Page
                                                                            ----

the Employer may, but shall not be obligated to, invest its funds in the same manner as the measuring factors for the rate of Earnings (as discussed in Section 4.3 hereof) elected by the Participants. To the extent that any Participant or any of his beneficiaries acquires a right to receive payment under the IDIP, such right shall be no greater than the right of an unsecured general creditor of the Employers.

          9.6  Governing Law.  The IDIP shall be construed, administered and
               -------------
governed in all respects under and by applicable federal laws and, where state law is applicable, the laws of the State of California.

          9.7  Pronouns and Plurality.  The masculine pronoun shall include the
               ----------------------
feminine pronoun, and the singular the plural where the context so indicates.

          9.8  Titles.  Titles are provided herein for convenience of reference
               ------
only and are not to serve as a basis for interpretation or construction of the IDIP.

          9.9  References.  Unless the context clearly indicates to the
               ----------
contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed statute, regulation or document.

          9.10  Severable Provisions.  The provisions of the IDIP are severable
                --------------------
and if any one or more articles, sections, subsections, paragraphs, clauses or provisions of the IDIP is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable in any jurisdiction, shall continue in full force and effect and shall be binding and enforceable.

                                     (xv)

                                                                            Page
                                                                            ----

          9.11  Inability to Ascertain Amount of Payment or to Locate Payee.  If
                -----------------------------------------------------------
an amount payable under the IDIP cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits under the IDIP and reasonable efforts to do so have been made, then distribution shall be made not later than 30 days after such amount is determined or such person is ascertained or located.

          9.12  Minors and Incompetents.  If the Plan Administrator shall find
                -----------------------
that any person to whom payment is payable under the IDIP is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, parent, or brother or sister, or to any person deemed by the Plan Administrator to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Plan Administrator may determine it its sole discretion. Any such payment shall be a complete discharge of the liabilities of the Employers, the Plan Administrator and the Board of Directors under the IDIP.

          9.13  Payment Not Salary.  Any deferrals or benefits payable under the
                ------------------
IDIP shall not be deemed salary or other compensation to the Employee for the purposes of computing benefits to which he or she may be entitled under any pension plan or other arrangement of any Employer maintained for the benefit of its Employees, unless such pension plan or arrangement provides for inclusion of such amounts as salary or other compensation.

          9.14  Withholding.  The Employers shall have the right to make such
                -----------
provisions as they deem necessary or appropriate to satisfy any obligations they may have to withhold

                                     (xvi)

                                                                            Page
                                                                            ----

federal, state or local income or other taxes incurred by reason of payments or accruals pursuant to the IDIP.

          9.15  Successors of the Employers.  The IDIP shall be binding upon and
                ---------------------------
inure to the benefit of the Employers, their successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event that the Employers sell all or substantially all of the assets of their business and the acquiror of such assets assumes the obligations hereunder, the Employers shall be released from any liability imposed herein and shall have no obligation to provide any benefits payable hereunder.

                                   ARTICLE X

                                  Definitions
                                  -----------

          For purposes of the Plan, the following definitions apply:

          10.1 "Account" means the account established by a Participant's Employer to record the interest of the Participant in the IDIP pursuant to
Article IV hereof.

          10.2 "Affiliate" means (i) any organization, regardless of legal form, in which Infonet owns a substantial equity or profits interest or over which Infonet has the right to exercise significant management control or influence and which is designated in writing by the Plan Administrator as an Affiliate for purposes of the IDIP or (ii) any other organization approved by the Board of Directors as an Affiliate for purposes of the IDIP.

          10.3 "Beneficiary" means the person or person designated by the Participant to receive his benefits under the IDIP in the event of the Participant's death. If the Participant does

                                    (xvii)

                                                                            Page
                                                                            ----

not designate a Beneficiary or there is no designated Beneficiary surviving the Participant, the Beneficiary shall be the Participant's estate.

          10.4  "Board of Directors" means the Board of Directors of Infonet.

          10.5 A "Change in Control" shall occur (a) in the event of the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1933 Act")), as if Infonet were a public company, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1933 Act) of capital stock of Infonet possessing 51% or more of the combined voting power of Infonet's outstanding capital stock, (b) if within any two-year period, the majority of the members of the Board of Directors were to be comprised of individuals other than those persons who were members at the beginning of such period, unless the members elected during such period were approved by a majority of the Board of Directors in office immediately prior to the beginning of such period, (c) the sale of all or substantially all of Infonet's assets or
(d) the approval by Infonet's shareholders of a plan of reorganization, merger or consolidation, unless immediately following such transaction 51% or more of the outstanding shares of capital stock of the corporation resulting from such transaction is then beneficially owned by persons who were shareholders of Infonet immediately prior to such transaction.

          10.6  "Code" means the Internal Revenue Code of 1986, as amended.

          10.7 "Earnings" means, for any Plan Year, the earnings credited to a Participant's Account pursuant to Article IV.

          10.8   "Effective Date" means January 27, 1993.

                                    (xviii)

                                                                            Page
                                                                            ----

          10.9 "Eligible Employee" means an Employee who has been designated by the Plan Administrator in writing, by name or position, as being eligible to participate in the IDIP. A person shall cease to be an Eligible Employee upon the date as of which the Plan Administrator notifies the person in writing that the person shall not be entitled to future deferrals under the IDIP.

          10.10  "Employee" means any person employed by an Employer.

          10.11  "Employer" means Infonet and its Affiliates.

          10.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          10.13 "Hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of his dependent, loss of the Participant's property due to casualty, or other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Examples of what is not considered to be hardship include the need to send a Participant's child to college or the desire to purchase a home. A financial need shall not constitute a Hardship unless it is for at least $1,000.00 or the entire principal amount of the Participant's Account, if less. The existence of Hardship of a Participant shall be determined by the Plan Administrator in its discretion on the basis of all relevant facts and circumstances and in accordance with nondiscriminatory and objective standards, uniformly interpreted and consistently applied.

          10.14 "IDIP" means the Infonet Services Corporation Deferred Income Plan.

                                     (xix)

                                                                            Page
                                                                            ----

          10.15 "Infonet" means Infonet Services Corporation and any successor by merger, consolidation, purchase or otherwise.

          10.16 "Infonet 401(k) Plan" means the Infonet Matched Asset Plan, a contributory, defined contribution 401(k) profit sharing plan which is generally available to all employees of Infonet and any successor thereto.

          10.17 "Infonet Pension Plan" means the Infonet Employee Pension Plan, a contributory, defined benefit pension plan which is generally available to all employees of Infonet and any successor thereto.

          10.18 "Participant" means any Eligible Employee who has elected to defer receipt of his Qualified Compensation by completing and executing the appropriate Participation Form.

          10.19 "Participation Form" means the document which extends participation in the IDIP to an Eligible Employee and which sets forth the Eligible Employee's election to participate in the IDIP. The Participation Form shall be provided by the Employer to each Eligible Employee and shall indicate
(a) his consent that he, his Beneficiaries and successors in interest shall be bound by the provisions of the IDIP, as amended from time to time, (b) the amount, stated in whole percentages or specified dollar amounts, by which the Participant's Employer is to reduce his Qualified Compensation and his authorization to his Employer to reduce his Qualified Compensation by the designated amount, (c) the date on which amounts deferred by the Participant under the IDIP shall be paid, which may be within 30 days after the end of the calendar quarter in which the Participant's Separation from Service occurs, or if permitted by the Plan Administrator, such other date or dates as shall be selected by the

                                     (xx)

                                                                            Page
                                                                            ----

Participant on the Participation Form and are acceptable to the Plan Administrator in its sole discretion, and are not earlier than two years from the first day of the Plan Year with respect to which the deferral election is made, (d) the Beneficiary designated by the Participant and (e) such other information as may be required by the Plan Administrator.

          10.20 "Plan Administrator" means that committee established by the Board of Directors pursuant to Article VI hereof which shall be responsible for the administration of the IDIP. If no such committee is appointed, the Board of Directors shall be deemed to be the Plan Administrator.

          10.21 "Plan Year" means the calendar year, except for the first Plan Year, which shall be the period from January 27, 1993 through December 31, 1993.

          10.22 "Qualified Compensation" means, for any Participant in any period within a Plan Year, the salary, bonuses, commissions and/or annual lump sum compensation actually paid or made available by an Employer to the Participant during such period; provided that the determination of such compensation shall be prior to any salary reduction pursuant to Code Section 125 or 401(k), or pursuant to Article III of the IDIP. Except as provided in the preceding sentence, Qualified Compensation shall not include any contribution by the Employer to, benefits paid under, or gains attributable to the IDIP or under any other pension, fringe benefit, group insurance, stock appreciation rights, stock purchase, stock option or other stock-based plan or any other employee plan (including without limitation any severance plan) heretofore or hereafter adopted or any deferred compensation arrangement.

          10.23 "Separation from Service" means a Participant's termination of employment as an Employee for any reason.

                                     (xxi)